Intangible assets, net - Estimated amortization expense (Details) - Mar. 31, 2019 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Intangible assets, net
2020	$ 689	¥ 4,621
2021	689	4,621
2022	689	4,621
2023	689	4,621
2024	689	4,621
2025 and thereafter	11,075	74,339
Total amortization expenses	$ 14,520	¥ 97,444